                                                                   Exhibit 10.21

                                SECOND AMENDMENT
                             TO THE CREDIT AGREEMENT
                             -----------------------

                  SECOND AMENDMENT, dated as of July 23, 2002 (this "AMENDMENT"), to the Credit Agreement, dated as of February 19, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among Davel Financing Company, L.L.C., a Delaware limited liability company (the "Davel Borrower"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., a Texas corporation ("Cherokee", and together with PhoneTel, collectively the "PhoneTel Borrowers" and individually a "PhoneTel Borrower"), Davel Communications, Inc., a Delaware corporation (the "Davel Parent"), each of the Domestic Subsidiaries (as defined herein) of any Borrower or the Davel Parent, Madeleine L.L.C., a Delaware limited liability company ("Madeleine") and ARK CLO 2000-1, Limited, a Cayman Islands entity ("ARK" and together with Madeleine and each of their respective successors and permitted assigns, the "Lenders").

                                    PREAMBLE

                  The Borrowers and Guarantors have requested an amendment to the Minimum EBITDA and the Minimum Adjusted EBITDA covenants set forth in
Section 6.01(b) of the Credit Agreement. Accordingly, the parties hereto hereby agree as follows:

         1. INCORPORATED DEFINITIONS. Any capitalized term used herein which is defined in the Credit Agreement and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

         2. AMENDMENTS. (a) Section 6.01(b)(ii) of the Credit Agreement is hereby amended by (i) deleting the Minimum EBITDA amounts for the months of July 2002 through June 2003 and (ii) inserting the following Minimum EBITDA amounts for the appropriate months as indicated below:

                        PERIOD ENDING                   EBITDA
                        -------------                   ------
                        July, 2002                $       1,219,000
                        August, 2002                      3,582,000
                        September, 2002                   5,346,000
                        October, 2002                     6,180,000
                        November, 2002                    6,642,000
                        December, 2002                   10,186,000
                        January, 2003                    10,701,000
                        February, 2003                   11,098,000
                        March, 2003                      13,125,000
                        April, 2003                      14,207,000
                        May, 2003                        15,506,000
                        June, 2003                       18,065,000


          (b) Section 6.01(b)(iii) of the Credit Agreement is hereby amended by
(i) deleting the Minimum Adjusted EBITDA amounts for the months of July 2002 through June 2003 and (ii) inserting the following Minimum Adjusted EBITDA amounts for the appropriate months as indicated below:

                        PERIOD ENDING                  EBITDA
                        -------------                  ------
                        July, 2002               $   (3,761,000)
                        August, 2002                 (2,633,000)
                        September, 2002                (477,000)
                        October, 2002                   444,000
                        November, 2002                  906,000
                        December, 2002                1,733,000
                        January, 2003                 2,248,000
                        February, 2003                2,645,000
                        March, 2003                   3,471,000
                        April, 2003                   4,554,000
                        May, 2003                     5,853,000
                        June, 2003                    7,211,000


         3. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "AMENDMENT EFFECTIVE DATE");

            a) The representations and warranties contained in this Amendment and in Article V of the Credit Agreement and each other Loan Document shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

            b) No Default or Event of Default or, shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

            c) The Lenders shall have received counterparts of this Amendment which bear the signatures of the Borrowers and the Guarantors.

            d) All legal matters incident to this Amendment shall be satisfactory to the Lenders and their counsel.

         4. REPRESENTATIONS AND WARRANTIES. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

            (a) ORGANIZATION, GOOD STANDING, ETC. Each Credit Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Credit Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except in the case of clause (iii) where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

            (b) AUTHORIZATION, ETC. The execution, delivery and performance of this Amendment and each other Loan Document being executed in connection with this Amendment by each Credit Party that is a party thereto, and the performance of the Credit Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Credit Party's charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any material contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

            (c) GOVERNMENTAL APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or any other Loan Document to which it is a party being executed in connection with this Amendment, or for the performance of the Credit Agreement, as amended hereby.

            (d) ENFORCEABILITY OF LOAN DOCUMENTS. Each of this Amendment, the Credit Agreement, as amended hereby, and each other Loan Document to which such Credit Party is a party is a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to the enforcement of creditor's rights and by general equitable principles.

            (e) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The representations and warranties herein, in Article V of the Credit Agreement and in each other Loan Document, certificate or other writing delivered on or on behalf of any Credit Party to the Collateral Agent or any Lender pursuant to the Credit Agreement or any other Loan Document on or prior to the Amendment Effective Date are true and correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

         5. COSTS AND EXPENSES. The Credit Parties agree to pay upon demand all reasonable expenses, including reasonable attorneys' and legal assistants' fees, all recording fees and charges, or other fees or charges incurred by the Lenders in connection with the preparation, negotiation and execution of this Amendment and all documents related thereto and any document required to be furnished herewith.

         6. CONTINUED EFFECTIVENESS OF THE CREDIT AGREEMENT AND LOAN DOCUMENTS. Each Credit Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant a security interest in or lien on, any collateral as security for the obligations of the Borrowers from time to time existing in respect of the Credit Agreement, such pledge, assignment or grant of the security interest or lien is hereby ratified and confirmed in all respects.

         7. MISCELLANEOUS.

                 (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                  (d) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:                    DAVEL FINANCING COMPANY, L.L.C.,
---------
                              a Delaware limited liability company

                              By:  DAVEL COMMUNICATIONS, INC.,
                                       its sole managing member

                                    By:    /s/Bruce W. Renard
                                    ---------------------------
                                         Name:  Bruce W. Renard
                                         Title:  President

                              PHONETEL TECHNOLOGIES, INC.,
                              an Ohio corporation

                              By:    /s/John D. Chichester
                                    ---------------------------
                                    Name:  John D. Chichester
                                    Title:  Chief Executive Officer & President

                              CHEROKEE COMMUNICATIONS, INC.,
                              a Texas corporation

                              By:    /s/John D. Chichester
                                    ---------------------------
                                    Name:  John D. Chichester
                                    Title:  Chief Executive Officer & President

DAVEL PARENT GUARANTOR:       DAVEL COMMUNICATIONS, INC.,
-----------------------       a Delaware corporation

                                    By: /s/Bruce W. Renard
                                    ---------------------------
                                        Name:  Bruce W. Renard
                                        Title:  President

SUBSIDIARY GUARANTORS:        DAVEL COMMUNICATIONS GROUP, INC.,
----------------------        an Illinois corporation

                              ADTEC COMMUNICATIONS, INC.,
                              a Florida corporation

                              CENTRAL PAYPHONE SERVICES, INC.,
                              a Georgia corporation

                              COMMUNICATIONS CENTRAL INC.,
                              a Georgia corporation

                              COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation

                              DAVEL COMMUNICATIONS GROUP, INC.,
                              an Illinois corporation

                              DAVEL MEDIA, INC.,
                              a Delaware corporation

                              DAVEL MEXICO, LTD.,
                              an Illinois corporation

                              DAVELTEL, INC.,
                              An Illinois corporation

                              DF MERGER CORP.,
                              a Delaware corporation

                              INTERSTATE COMMUNICATIONS, INC.,
                              a Georgia corporation

                              INVISION TELECOM, INC.,
                              a Georgia corporation

                              PEOPLES ACQUISITION CORPORATION,
                              a Pennsylvania corporation

                              PEOPLES COLLECTORS, INC.,
                              a Delaware corporation

                              PEOPLES TELEPHONE COMPANY, INC.,
                              a New York corporation

                              PEOPLES TELEPHONE COMPANY, INC.,
                              a New Hampshire corporation

                              PT MERGER CORP.,
                              an Ohio corporation

                              PTC CELLULAR, INC.,
                              a Delaware corporation

                              PTC SECURITY SYSTEMS, INC.,
                              a Florida corporation

                              SILVERADO COMMUNICATIONS   CORP.,
                              a Colorado corporation

                              TELALEASING ENTERPRISES, INC.,
                              an Illinois corporation

                              T.R.C.A., INC.
                              an Illinois corporation

                              By:    /s/Bruce W. Renard
                                -----------------------------
                                     Name:  Bruce W. Renard
                                     Title:  President



                              By
                                -----------------------------
                                     Name:
                                     Title:

LENDERS:                            MADELEINE L.L.C.
-------

                                    By:    /s/Kevin Genda
                                       --------------------------------
                                             Name:  Kevin Genda
                                             Title:  V.P.




                                    ARK CLO 2000-1, LIMITED

                                    BY:      PATRIARCH PARTNERS, LLC
                                             ITS COLLATERAL MANAGER




                                             By:    /s/Lynn Tilton
                                                -----------------------
                                                 Name:  Lynn Tilton
                                                 Title:  Authorized Signatory




                                    ARK INVESTMENT PARTNERS II, L.P.

                                    BY:      PATRIARCH PARTNERS III, LLC
                                             ITS INVESTMENT ADVISOR




                                    By:    /s/Lynn Tilton
                                       --------------------------------
                                           Name: Lynn Tilton
                                           Title:  Authorized Signatory